UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LifeMD, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 29, 2022

Dear Fellow LifeMD Stockholders:

We invite you to attend the 2022 Annual Meeting of Stockholders of LifeMD, Inc. to be held on June 16, 2022 at 12:00 p.m., EST. The 2022 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting http://www.virtualshareholdermeeting.com/LFMD2022. A virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provides information concerning matters to be considered and acted upon at the meeting. Our 2021 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend the virtual meeting, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in LifeMD, Inc.

Sincerely,

Justin Schreiber
Chairman of the Board of Directors

LifeMD, Inc.

236 Fifth Avenue, Suite 400
New York, NY 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, June 16, 2022

To the Stockholders of LifeMD, Inc.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of LifeMD, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 16, 2022, beginning at 12:00 p.m. Eastern Daylight Time. The purpose of the meeting is to consider and act upon the following matters:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal 1);

2.	To approve an amendment to the Company’s 2020 Equity and Incentive Plan (the “2020 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares (Proposal 2);

3.	To ratify the selection of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3); and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 25, 2022 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

By Order of the Board of Directors,

Eric Yecies
Secretary

New York, NY

April 29, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022

The Notice of 2022 Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
When and where is the Annual Meeting being held?	1
Who is entitled to vote at the Annual Meeting?	1
What is a quorum for purposes of conducting the Annual Meeting?	2
How may I vote by Proxy?	2
What proposals am I voting on, and what votes are required to approve each proposal?	2
How does the Board recommend that I vote?	3
What happens if I don’t specify a choice on my Proxy?	3
What if other matters come up at the Annual Meeting?	3
Can I change or revoke my vote after submitting my Proxy?	3
Is my vote kept confidential?	3
How can I find out the results of the voting at the Annual Meeting?	4
How will Proxies be solicited?	4
What does it mean if I receive more than one set of proxy materials?	4
I share the same address with another LifeMD, Inc. stockholder. Why has our household only received one set of proxy materials?	4
Where are the proxy materials available?	4
Proposal 1: Election of Directors	5
Nominees	5
Board Diversity Matrix	5
CORPORATE GOVERNANCE	8
Determination of Director Independence	8
Board Committees	8
Board and Committee Meetings	10
Director Nominations	11
Board Diversity	11
Board Leadership Structure and Role in Risk Oversight	12
Anti-Hedging Policy	12
Code of Ethics	12
Delinquent Section 16(a) Reports	13
Board Communications	13
Executive Officers	14
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Named Executive Officer Employment Agreements	17
Outstanding Equity Awards at Fiscal Year End	18
DIRECTOR COMPENSATION	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
EQUITY COMPENSATION PLAN INFORMATION	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
AUDIT-RELATED MATTERS	25
Audit Committee Report	25
Audit Fees and Services	25
Pre-Approval Policies and Procedures	26
Proposal 2: Approval of an Amendment to the 2020 Plan	27
Proposal 3: Ratification of the Selection of Friedman LLP as LifeMD’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	33
OTHER MATTERS	34
Stockholder Proposals and Nominees	34
Annex A – LifeMD, Inc. Amended and Restated 2020 Equity and Incentive Plan

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LIFEMD, INC.

236 Fifth Avenue, Suite 400
New York, NY 10001

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 16, 2022

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the “Board of Directors” or the “Board”) of LifeMD, Inc. (“LifeMD,” the “Company,” “we” or “us”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 16, 2022, beginning at 12:00 p.m. Eastern Daylight Time, and at any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is contemplated that this Proxy Statement and the accompanying form of proxy or voting instruction form (the “Proxy”), or a Notice of Internet Availability of Proxy Materials providing instructions on how to access these documents on the Internet and how to vote, will be mailed to the Company’s stockholders of record as of the end of business on April 25, 2022 (the “Record Date”). The proxy materials will be first mailed on or about April 29, 2022.

The Proxy enables you to appoint Justin Schreiber, our Chief Executive Officer, or Eric Yecies, Chief Compliance Officer and General Counsel, as your representative at the Annual Meeting. By completing and returning a Proxy, you are authorizing Mr. Schreiber or Mr. Yecies to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy. This way, your shares will be voted whether or not you attend the virtual Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When and where is the Annual Meeting being held?

The Annual Meeting will be held on June 16, 2022 commencing at 12:00 p.m., Eastern Daylight Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting http://www.virtualshareholdermeeting.com/LFMD2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials or your Proxy.

The Annual Meeting will begin promptly at 12:00 p.m., Eastern Daylight Time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Who is entitled to vote at the Annual Meeting?

At the close of business on April 25, 2022 (the “Record Date”), there were outstanding and entitled to vote an aggregate of 32,198,858 shares of our voting securities on an as-converted basis (the “Voting Securities”), including: (i) 30,899,469 shares of common stock, par value $0.01 (the “Common Stock”), issued and outstanding; and (ii) 3,500 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. Each share of Series B Preferred Stock is entitled to one vote per share on an as-converted basis with the holders of the Series B Preferred Stock having, in the aggregate, 1,299,389 votes ($4,223,014 of Series B Preferred divided by the current conversion price of $3.25). The Voting Securities may not be voted cumulatively.

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What is a quorum for purposes of conducting the Annual Meeting?

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting (16,099,430) shares of the Voting Securities on an as-converted basis), present in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Holders attending a virtual meeting will be counted as present “in person” for purposes of determining whether a quorum is present.

In the absence of a quorum at the Annual Meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

How may I vote by Proxy?

All valid Proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by Proxy even if you plan to attend the virtual Annual Meeting. You can vote your shares by Proxy via Internet, telephone or mail.

●	To vote via Internet, go to www.proxyvote.com and follow the instructions.
●	To vote via telephone, follow the instructions found in your Notice of Internet Availability of Proxy Materials or Proxy. In either case, you will need the 16-digit control number found in your Notice of Internet Availability of Proxy Materials or Proxy.
●	To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Investor Communications Solutions.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 15, 2022.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, known as a “street name holder,” you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.

Voting by Proxy will not limit your right to vote at the Annual Meeting if you attend and vote electronically. However, if your shares are held in the name of a street name holder, you must obtain a proxy executed in your favor, from the street name holder to be able to vote at the Annual Meeting.

What proposals am I voting on, and what votes are required to approve each proposal?

The following proposals being presented at the Annual Meeting, and the votes required for approval of each proposal, are described below:

Proposal 1: Election of Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, seven directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, directors are to be elected by a plurality of votes cast. This means that the seven candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To Approve an Amendment to the 2020 Plan. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of a majority of the votes cast is required for the approval of the proposed amendment to the 2020 Equity and Incentive Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 3: To Ratify the Selection of Friedman LLP as LifeMD’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders a majority of the votes cast is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR” approval of the amendment to the 2020 Plan (Proposal No. 2), and “FOR” ratification of the appointment of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3).

What happens if I don’t specify a choice on my Proxy?

If you return a signed and dated Proxy without marking any or all voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” approval of the amendment to the 2020 Plan (Proposal No. 2), and “FOR” ratification of the appointment of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3). If any other matter is properly presented at the meeting, the persons named in your Proxy will vote your shares using their best judgment.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you have submitted a Proxy, the persons named in your Proxy will have the discretion to vote on those matters for you.

Can I change or revoke my vote after submitting my Proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed Proxy with a later date;
●	You may send a timely written notice that you are revoking your Proxy to the Company at 236 Fifth Avenue, Suite 400, New York, NY 10001, Attn: General Counsel; or
●	You may attend the virtual Annual Meeting and vote electronically. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their Proxies, which may be forwarded to the Company’s management and the Board.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting, and LifeMD will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

How will proxies be solicited?

The Company will bear the cost of mailing and solicitation of Proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Street name holders, such as banks and brokers, are being asked to distribute proxy materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse street name holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one Notice of Internet Availability of Proxy Materials or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow instructions to vote each account to ensure that all of your shares are voted.

I share the same address with another LifeMD, Inc. stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such beneficial holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Beneficial holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Where are the proxy materials available?

LifeMD uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials. You will need your 16-digit control number included in your Notice of Internet Availability of Proxy Materials or your Proxy to access the proxy materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to LifeMD, Inc., 236 Fifth Avenue, Suite 400, New York, NY 10001.

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Proposal 1: Election of Directors

The Company’s Board of Directors is currently comprised of seven directors. A total of seven directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders to be held in 2023, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Justin Schreiber, Stefan Galluppi, Naveen Bhatia, Dr. Joseph V. DiTrolio, M.D., Roberto Simon, John R. Strawn, Jr. and Bertrand Velge are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

Nominees

The persons nominated as directors are as follows:

Name	Age	Position(s)
Justin Schreiber	39	Chief Executive Officer and Director, Chairman of the Board
Stefan Galluppi	35	Chief Innovation & Marketing Officer and Director
Naveen Bhatia	42	Director
Dr. Joseph V. DiTrolio, M.D.	71	Independent Director
Roberto Simon	47	Independent Director
John R. Strawn, Jr.	61	Independent Director
Bertrand Velge	63	Independent Director

Vote Required

The seven nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees for directors.

Set forth below are the names of and certain biographical information about each nominee for election to our Board of Directors. The information presented includes each director nominee’s principal occupation and business experience for the past five years and the names of other companies for which he has served as a director during the past five years.

Justin Schreiber – Chief Executive Officer and Chairman of the Board

Mr. Schreiber has served as Chief Executive Officer of the Company since 2018, and formerly President of the Company from 2018 to 2021. Mr. Schreiber has been Chairman of the Board since 2019. Mr. Schreiber has also served as President of LifeMD PR, LLC, the Company’s wholly-owned subsidiary in Puerto Rico (“LifeMD PR”), since 2017. Mr. Schreiber has been the President and founder of JLS Ventures, an investment and capital markets advisory firm that invests in and consults with emerging growth publicly-traded companies. Prior to founding JLS Ventures, Mr. Schreiber ran a consulting business that provided investor relations, advisory services and capital raising solutions to small publicly traded companies. In addition to his capital markets experience, Mr. Schreiber previously worked for a global healthcare consulting firm as well as in the foreign currency trading business. He holds a BS in International Business from Elizabethtown College and a BA in International Management from the ICN École de management in Nancy, France.

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Mr. Schreiber is a senior executive leader who contributes significant experience in the healthcare industry, capital markets and investor relations, particularly in the space for emerging growth publicly-traded companies. We estimate that Mr. Schreiber spends approximately 90-100% of his time on the activities of the Company. The balance of his time is spent between his other entities.

Stefan Galluppi – Chief Innovation & Marketing Officer and Director

Stefan Galluppi has served as the Chief Innovation & Marketing Officer of the Company since December 2020, and prior to that, as Chief Technology Officer of the Company from 2016 to December 2020. Mr. Galluppi also served as Chief Operating Officer from March 2019 to November 2020. Mr. Galluppi served as a director of the Company from 2017 to 2018. Mr. Galluppi resigned as a director in February 2018 upon the sale of the legacy beta glucan business but was re-appointed in May 2018. Mr. Galluppi combines over 10 years of experience in building technology platforms for direct to consumer marketing campaigns. Previously, he served as the CTO of Runaway Products, a DRTV driven marketing firm with a core focus on building and optimizing systems to scale campaigns for maximum efficiency and profitability.

Mr. Galluppi is a senior executive leader who contributes insights on the Company’s technology and marketing strategies based on his work experience at LifeMD and prior companies.

Naveen Bhatia – Director

Mr. Bhatia was appointed to our Board of Directors in 2021. Mr. Bhatia has an extensive private equity background. From 2013 to 2020, he was a Senior Director in the Tactical Opportunities Group of Blackstone, a leading global investment business specializing in alternative asset classes. Before joining Blackstone, Mr. Bhatia was a Managing Director at 40 North Industries LLC, a private investment firm where he focused on special situations equity and debt investments, both public and private. Prior to 40 North, he was a Principal at a family office in New York. From 2003 to 2008, Mr. Bhatia was a Co-Founder and Partner of Eagle Lake Capital LLC, a private investment partnership focused on fundamental, value investing across the capital structure. He started his career as a member of the Restructuring Group at Rothschild.

Mr. Bhatia received a BA in Public Health from The Johns Hopkins University. He has served as a director of various public and private companies, currently serving as a member of the Board of Directors of private companies Blue Yonder, EquipmentShare, RG Barry, and CRG Financial. From 2010-2019, Mr. Bhatia served as Chairman of the Board of Cotton Holdings, a leading, global infrastructure support services company. He was also an Adjunct Professor at Columbia Business School and taught Applied Security Analysis I & II for eight years.

Mr. Bhatia contributes insights on private equity markets and investments, based on his experience at leading investment businesses. He also helps guide corporate governance policies and practices, drawing from his public and private company board experience.

Dr. Joseph V. DiTrolio, M.D. – Independent Director

Dr. DiTrolio was appointed to our Board of Directors in 2014. Dr. DiTrolio has served as an advisor of OneMedPlace and as an advisor of Urovalve Inc. Dr. DiTrolio is recognized world-wide as an inventor, researcher and lecturer and is a Clinical Professor of Urology, UMDNJ. He is the holder of several patents and is Clinical Professor of Surgery, Division of Urology at New Jersey Medical School, and the recent Chairman of the Department of Urology for the St. Barnabas Medical Center Healthcare System. He is a graduate of the University of Richmond, University of Paris, Sorbonne and New Jersey Medical School. He is a Diplomate of the American Board of Urology and is well respected in the urology community for innovative techniques and product development.

Dr. DiTrolio contributes medical expertise developed over his long career, particularly as a specialist and academic in the field of urology, and an understanding of trends in medical innovation and research.

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Roberto Simon – Independent Director

Mr. Simon was appointed to our Board of Directors in 2020. Mr. Simon served as Chief Financial Officer of WEX Inc., a leading financial technology service provider, from 2016 to 2021. Previously, Mr. Simon served as the Executive Vice President and Chief Financial Officer of Revlon, Inc., a global cosmetic, personal and beauty care products company, from 2014 until 2016. Prior to that, he was the Revlon Senior Vice President, Global Finance from 2013 to 2014 and served as Revlon’s Global Business Process Owner, SAP, from February 2014 until September 2014. Prior to joining Revlon as a result of Revlon’s acquisition of The Colomer Group Participations, S.L., a Spain-based salon and professional beauty business, Mr. Simon served in various senior finance positions of increasing responsibility at The Colomer Group since 2002, including most recently serving as The Colomer Group’s Chief Financial Officer from 2011 to 2014. Prior to that, he served as The Colomer Group’s Vice President of Finance for America and Africa from 2008 until 2011.

Mr. Simon contributes to Board discussions on capital allocation as well as financial reporting, planning and budgeting based on his experience in overseeing finance functions for complex, multinational businesses.

John R. Strawn, Jr. – Independent Director

Mr. Strawn was appointed to our Board of Directors in 2011. In 2010, Mr. Strawn became a founding partner of the law firm of Strawn Pickens LLP in Houston, Texas. Prior to founding Strawn Pickens, Mr. Strawn was the Co-Managing Partner of Cruse Scott Henderson & Allen LLP, a law firm based in Houston, Texas, since 1992. Mr. Strawn received his Juris Doctor from the University of Texas Law School and his bachelor’s degree from Dartmouth College.

Mr. Strawn brings to the Board of Directors over 25 years of legal experience, including extensive knowledge of our intellectual property portfolio. His practice focuses on complex commercial litigation.

Bertrand Velge – Independent Director

Mr. Velge was appointed to our Board of Directors in 2019. Mr. Velge has been the Managing Director of Graftyset, Ltd., a wholesale beverage distributor based in the United Kingdom, since it was incorporated in 2003. Mr. Velge has over twenty years of experience in multi-disciplinary venture investing and was managing director and co-founder of a fund that trades equities in Europe, Asia and the US focusing on IPOs. He speaks English, Flemish and French, and is a graduate of the Universite Catholique de Louvain. Mr. Velge is also a member of the Board of Directors of Quantum Computing Inc., a public company, and a member of the Board of Directors of Aliunde Ltd.

Mr. Velge contributes extensive experience in international business management and investment. He also helps guide corporate governance policies and practices, drawing from his public and private company board experience.

Board Diversity Matrix

The table below provides self-identified diversity statistics for our Board members as of April 25, 2022. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 25, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	7	-	-
Part II: Demographic Background
Asian	-	1	-	-
White	-	6	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Dr. Eleanor C. Mariano served on the Board as of the 2021 Annual Meeting of Stockholders, but she subsequently resigned from the Board under amicable circumstances. The Company is committed to recruiting at least one female director in 2022.

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CORPORATE GOVERNANCE

Determination of Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that compensation and audit committee members also satisfy additional independence criteria under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Compensation committee members also should qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our current directors, with the exception of Justin Schreiber, Stefan Galluppi and Naveen Bhatia, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our Board of Directors also determined that Roberto Simon, John R. Strawn, Jr. and Bertrand Velge, who currently constitute our Audit Committee, and John R. Strawn, Jr., Bertrand Velge and Dr. Joseph V. DiTrolio, M.D., who constitute our Compensation Committee, satisfy the independence and other qualification standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Bhatia was determined not to be an independent director based on his consulting arrangement with the Company, which is described under “Director Compensation.”

Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.

The following table identifies the committee members:

Name	Audit	Compensation	Nominating	Independent
Dr. Joseph V. DiTrolio, M.D.		X	X	X
Roberto Simon	Chairman			X
John R. Strawn, Jr.	X	Chairman	Chairman	X
Bertrand Velge	X	X	X	X

Roberto Simon is an “audit committee financial expert” within the meaning of the SEC rules.

Each of our Board committees has its own charter, which is available on our website at www.lifemd.com. Each of the Board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

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Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

●	the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation Committee

Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board of Directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other Company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

●	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

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Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), to assist in a market survey of executive compensation. The Compensation Committee reviewed benchmarking provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss our executive compensation and to receive input and advice. The Compensation Committee generally considers the Chief Executive Officer’s and Chief Financial Officer’s recommendations regarding the compensation of other executive officers.

The Compensation Committee evaluated the Pearl Meyer engagement and assessed the consultant’s independence in accordance with the listing standards of Nasdaq. The Committee determined that the engagement did not raise any conflict of interest. In reaching this conclusion, the Compensation Committee considered factors relevant to the consultant’s independence from management, including the six factors set forth in the Nasdaq listing standards.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

The Committee’s responsibilities include:

●	recommending to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s code of business conduct and ethics;

●	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;

●	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Board and Committee Meetings

During the year ended December 31, 2021, the Board had 6 meetings, the Audit Committee had 5 meetings and the Compensation Committee had 1 meeting. The Nominating Committee did not conduct any meetings during the year ended December 31, 2021.

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There were no directors who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

Each of our Board committees has its own charter, which is available on our website at www.lifemd.com. Each of the Board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. All of our directors in office at the time attended the 2021 Annual Meeting of stockholders.

Director Nominations

The Nominating Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating Committee of candidates for election as director.

In evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, as described below; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating Committee, c/o General Counsel, LifeMD, Inc., 236 Fifth Avenue, Suite 400, New York, NY 10001. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Nominations for the 2023 Annual Meeting of Stockholders should be submitted no later than December 30, 2022.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the healthcare and telehealth industry, or background in finance or technology, and experience operating growing businesses.

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Board Leadership Structure and Role in Risk Oversight

Justin Schreiber serves as both the Chairman of our Board and our Chief Executive Officer. We believe having a single person serve as both Chair of our Board and our Chief Executive Officer is the most effective leadership structure for us at this time.

As Chairman of the Board, Mr. Schreiber’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as Chairman of board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders and the public.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chairman of the Board, but we will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board may modify its leadership structure in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Audit Committee is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, including cybersecurity, and oversees the implementation of risk mitigation strategies by management. Our Compensation Committee is responsible for overseeing risks related to our compensation programs. Our Board is also apprised of particular risk management matters in connection with its general oversight role, including business continuity risks relating to the COVID-19 pandemic, and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, all of our officers and any employee with regular access to material, non-public information. Unless pre-approved by our Compliance Officer in each instance as an approved exception to the Trading Policy, the policy prohibits our directors, officers and applicable employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Executive Chairman, Chief Executive Officer, and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to LifeMD, Inc. at 236 Fifth Avenue, Suite 400, New York, NY 10001, Attention: General Counsel.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2021, including those reports that we have filed on behalf of our directors and Section 16 officers, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock of the company, or any other person subject to Section 16 of the Exchange Act, failed to file with the SEC on a timely basis during the fiscal year ended December 31, 2021, except that, (i) Mr. Mironov did not timely file a Form 4 for acquiring 100,000 options to purchase shares of common stock which occurred on June 10, 2021; Mr. Roberts did not timely file a Form 4 for acquiring 300,000 restricted stock units which occurred on June 29, 2021; Mr. Bhatia did not timely file a Form 3 for acquiring 100,000 options to purchase shares of common stock which occurred on September 8, 2021. All such filings have been subsequently made.

Communication with our Board

Stockholders may communicate with the Board by writing to us at LifeMD, Inc., 236 Fifth Avenue, Suite 400, New York, NY 10001, Attention: General Counsel. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

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Executive Officers

The following table sets forth information regarding our executive officers:

Name	Age	Position
Justin Schreiber	39	Chief Executive Officer and Director, Chairman of the Board
Stefan Galluppi	35	Chief Innovation & Marketing Officer and Director
Marc Benathen	42	Chief Financial Officer
Alex Mironov	42	President
Brad Roberts	41	Chief Operating Officer
Nicholas Alvarez	30	Chief Acquisition Officer
Eric Yecies	44	Chief Compliance Officer and General Counsel
Bryant Hussey	46	Chief Digital Officer
Dennis Wijnker	46	Chief Technology Officer
Maria Stan	47	Controller and Principal Accounting Officer

In addition to the biographical information for Justin Schreiber and Stefan Galluppi, which is set forth above under Proposal 1, set forth below is certain biographical information about our other executive officers. Our executive officers are elected by, and serve at the discretion of, our Board of Directors.

Marc Benathen - Chief Financial Officer

Marc Benathen was appointed Chief Financial Officer of the Company in 2021. Mr. Benathen combines over 18 years of experience in financial, operational and consumer products/services senior management. Previously, he had been involved in six companies in the consumer, technology and media industries holding positions including Chief Financial Officer, Vice President and Director. From 2017 through January 2021, Mr. Benathen was the Chief Financial Officer for Blink Holdings, Inc. (dba Blink Fitness), a national fitness company. From 2014 to 2017, he was Vice President of Finance for Blink Fitness. From December 2010 to January 2014, he was Senior Manager of Corporate Finance of ANN, Inc., a NYSE-listed retail company that focused on women’s fashion. Mr. Benathen is also currently a director of Baruch College Alumni Association and past Trustee of the Baruch College Fund, a charitable and alumni arm of Baruch College. He has an undergraduate degree from Baruch College with Honors.

Alex Mironov – President

Alex Mironov was appointed President of the Company in 2021. Mr. Mironov brings a wealth of knowledge from his over 20 years of experience leading business development, mergers, and acquisitions, as well as corporate strategy in the pharmaceutical space, most recently at Covis Pharma, a global private pharmaceutical company backed by Apollo Global Management, Inc., an investment manager with nearly half a trillion of total assets under management. Over his career, Mr. Mironov has led transactions in the pharmaceutical space totaling over $5 billion in value including M&A, licensing, and equity and debt financings. At Covis, he served as Chief Business Officer from 2016 to 2021, leading global business development and M&A, corporate strategy, and life-cycle management, and taking responsibility for over half a dozen transformational transactions, which significantly contributed to the accelerated growth and expansion of Covis to over 50 global markets and new therapeutic segments. His contributions at Covis directly led to revenues increasing over 10x during his tenure. Prior to Covis, Mr. Mironov held similar roles focusing on a buy and build strategy at Alvogen, Pernix Pharma, Esprit Pharma, EKR Therapeutics, and Valera Pharma.

Brad Roberts - Chief Operating Officer

Brad Roberts was appointed Chief Operating Officer of the Company in 2020. Mr. Roberts combines over 16 years of executive senior level experience founding and operating direct-to-consumer, FinTech and healthcare companies. Mr. Roberts previously served as President at Circadian Funding, LLC, founded in 2018. From 2012 to 2018, Mr. Roberts was the Chief Operations Officer for Utility Partners of America LLC., a leading provider of project and operational management services for U.S. utilities. From 2010 to 2012, he was Chief Operations Officer for Claims Recovery Group, LLC, a provider of specialized professional audit expertise. From 2008 to 2010 he was the President of Ashton Benefits, LLC, a leading employee benefits company. He has an undergraduate degree from Richard Stockton University and attended graduate school at NYU Stern School of Business.

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Nicholas Alvarez – Chief Acquisition Officer

Mr. Alvarez was appointed as Chief Acquisition Officer of the Company in 2020. Mr. Alvarez is an accomplished executive in the digital marketing space. He is responsible for overseeing the Company’s customer acquisition efforts including media buying and advertising strategy across all brands, excluding PDFSimpli. Prior to his work for the Company, he worked at agencies Cheviot Capital and Internet Brands, managing over $100 million in paid media budgets. From 2015 to 2016, he was a digital marketing specialist for Internet Brands and worked on sites such as Lawyers.com and Carsdirect.com, among others. From 2016 to 2018, he worked as a Head Media Buyer at Cheviot Capital, and from 2018 to 2020, he served as Head of Customer Acquisition of the Company. He has an undergraduate degree from Loyola Marymount University.

Eric Yecies - Chief Compliance Officer and General Counsel

Eric Yecies was appointed Chief Compliance Officer and General Counsel of the Company in 2020. Mr. Yecies combines over 16 years of experience practicing law in the life sciences space at three global law firms. From 2013 to 2020, Mr. Yecies was a Senior Counsel and then Partner in the Intellectual Property Group of Holland & Knight. From 2008 to 2013, he was a Senior Associate in the Patent Litigation Group of Goodwin Procter LLP. From 2004 to 2008, he was an Associate in the Fish and Neave Intellectual Property Group of Ropes & Gray LLP. He has an undergraduate degree and master’s degree in biology (molecular concentrations) from the University of Pennsylvania and a JD from New York University School of Law.

Bryant Hussey - Chief Digital Officer

Bryant Hussey was appointed Chief Digital Officer of the Company in 2021. Mr. Hussey combines over 20 years of senior and executive level management with both direct-to-consumer and traditional e-commerce companies. From 2018 to 2020, he was the Chief Digital Officer for AVS Products, LLC., a direct response nutraceutical company acting as Playboy’s global licensee for sexual wellness supplements. From 2009 to 2018 he was the Vice President of Marketing for Atlantic Coast Brands, an omni-channel international beauty company which has serviced over 10 million customers. Bryant’s undergraduate studies were in Economics at St. Peters University and he also attended New York University, completing professional studies programs in integrated marketing.

Dennis Wijnker – Chief Technology Officer

Dennis Wijnker was appointed Chief Technology Officer of the Company on December 13, 2021. Mr. Wijnker has extensive experience building web-based and standalone platforms, primarily in the fields of Health Care and Life Sciences. Mr.Wijnker joins LifeMD from Doctor Evidence where he worked as Senior Architect and Senior Vice President of Technology with various teams to create innovative solutions bringing analytics and insights powered by AI to the field of Evidence-based medicine. He also held leadership positions at Parexel/Perceptive Informatics (now Calyx) where amongst others he developed a web-based fully configurable Electronic Data Capture platform for managing clinical trials that enjoyed wide adoption in the industry. He was also instrumental in introducing and implementing clinical data standards to connect said platform with other technologies used in clinical trials. Prior to focusing on technology, Mr.Wijnker studied Bio-Pharmaceutical Sciences at Leiden University (Leiden, The Netherlands).

Maria Stan – Controller and Principal Accounting Officer

Maria Stan was appointed Controller and Principal Accounting Officer of the Company on February 4, 2022. Ms. Stan combines more than 20 years of experience in accounting and finance, operational advisory, and international relations. Prior to her promotion to Principal Accounting Officer, Ms. Stan had served as Controller of the Company since March 2021. Ms. Stan was a Director in the accounting and advisory practice of Eventus Advisory Group, a Boutique CFO solutions firm focused on structuring financial and accounting processes, from 2017 to 2021. She also held a position as Vice President and Controller for Kaplan North America, a subsidiary of Graham Holdings Company, a NYSE-listed company, with operations in the US, Latin America, Europe, and Asia, from 2009 to 2017. Ms. Stan’s career started in public accounting at Ernst & Young where she ascended to Manager in 2003 and then Senior Manager at KPMG in the audit and advisory practice from 2004 to 2009. Ms. Stan speaks three languages including English, Spanish, and Portuguese. She is a Certified Public Accountant. She earned her bachelor’s in accounting from the City University of New York at Brooklyn College.

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EXECUTIVE COMPENSATION

The following tables and accompanying narrative present compensation for our CEO and each of the other two most highly compensated executive officers active at the end of 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Justin Schreiber (2)	2021	180,000				180,000
Chief Executive Officer	2020	180,000		9,030,000		9,210,000

Alex Mironov	2021	270,833	58,333	4,212,000	2,327,241	6,868,407
President (3)	2020

Marc Benathen	2021	297,917	130,000	315,300	4,112,573	4,855,790
Chief Financial Officer (4)	2020

(1)

Amounts reflect the aggregate grant date fair value of restricted stock units and stock options, computed in accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the employee upon the vesting, settlement or exercise of the stock option and/or stock award. The assumptions that we used to calculate these amounts are discussed in Note 2 to our audited consolidated financial statements for the fiscal year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on March 7, 2022.

The value of Mr. Mironov’s performance-based restricted stock units in the “Stock Awards” column assumes target performance over the performance period and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under ASC Topic 718, excluding the effect of estimated forfeitures. The value at the grant date assuming maximum performance is $4,212,000.

(2)	Mr. Schreiber became the Company’s President and Chief Executive Officer on February 2, 2018. The Company entered into a two-year agreement with Mr. Schreiber whereby as compensation for his services as Chief Executive Officer, Mr. Schreiber received 400,000 shares, valued at $460,000. Pursuant to the Schreiber Consulting Agreement (as defined below), Mr. Schreiber, as President of JLS Ventures, LLC, serves as the Company’s Chief Executive Officer and Chairman of the Board of Directors, and receives a monthly cash payment of $15,000. On December 9, 2020, Mr. Schreiber was issued 1,000,000 shares of common stock with a fair value of approximately $9,030,000 for having achieved certain performance milestones pursuant to a Membership Interest Purchase Agreement, dated April 25, 2019, by and among the Company, LifeMD PR, American Nutra Tech LLC, and Taggart International Trust, an entity controlled by Mr. Schreiber.

(3)	Pursuant to the Mironov Employment Agreement (as defined below), Mr. Mironov receives an annual base salary of $500,000 and is eligible to receive a performance bonus with a target amount of 20% of the base salary. Mr. Mironov was granted: (i) 300,000 performance-based restricted stock units of the Company’s common stock and (ii) stock options to purchase up to 200,000 shares of the Company’s common stock. Mr. Mironov was appointed President of the Company on June 10, 2021; therefore, certain amounts for Mr. Mironov, such as salary, reflect a partial year of service.

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(4)	Pursuant to Benathen Employment Agreement (as defined below), Mr. Benathen receives an annual base salary of $325,000 and is eligible to receive a performance bonus with a target amount of 40% of the base salary. Mr. Benathen was granted: (i) 15,000 restricted stock units of the Company’s common stock and (ii) stock options to purchase up to 200,000 shares of the Company’s common stock. Mr. Benathen was appointed Chief Financial Officer of the Company on February 4, 2021; therefore, certain amounts for Mr. Benathen, such as salary, reflect a partial year of service.

Named Executive Officer Employment Agreements

Schreiber Consulting and Employment Agreement

Effective March 1, 2020, the Company entered into a consulting services agreement by and between the Company and JLS Ventures, LLC (the “Schreiber Consulting Agreement”), pursuant to which Justin Schreiber, as President of JLS Ventures, LLC, would serve as the Company’s Chief Executive Officer and Chairman of the Board of Directors. The Schreiber Consulting Agreement provides that Mr. Schreiber will receive a monthly cash payment of $15,000. The Schreiber Consulting Agreement had an initial term of 12 months beginning January 1, 2020 and was renewed for an additional twelve-month period upon the mutual agreement of the Company and JLS Ventures, LLC.

On April 1, 2022, Mr. Schreiber entered into an Employment Agreement (the “Schreiber Employment Agreement”) with the Company. The Schreiber Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Schreiber Employment Agreement, Mr. Schreiber will receive an annual base salary of $300,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board, with a target amount of 75% of the base salary.

Mironov Employment Agreement

On June 15, 2021, Mr. Mironov, the President, entered into an Employment Agreement (the “Mironov Employment Agreement”) with the Company. The Mironov Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Mironov Employment Agreement, Mr. Mironov will receive an annual base salary of $500,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board, with a target amount of 20% of the base salary. To induce Mr. Mironov to enter into the Mironov Employment Agreement, he was granted a performance-based grant of up to 300,000 restricted stock units, subject to, inter alia, his sourcing, and material contribution to, the consummation of pharmaceutical deals, as set forth in more detail in the Mironov Employment Agreement. Any unvested restricted stock units shall vest in full upon a Sale Event (as defined in the Restricted Share Award Agreement). As a further inducement to enter into the Mironov Employment Agreement, Mr. Mironov received stock options to purchase up to 200,000 shares of the Company’s Common Stock. The stock options have a term of five years and shall vest in equal monthly tranches, provided the Mr. Mironov’s service with the Company continues through each applicable vesting date, based on the passage of time, over the 36 months, beginning on the effective date. The stock options shall vest and become exercisable in full upon the consummation of (i) a change in the ownership of the Company, (ii) a change in effective control of the Company, or (iii) a change in the ownership of a substantial portion of the assets of the Company (each, a “Sale Event”). The occurrence of a Sale Event shall be acknowledged by the Board of Directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a Sale Event.

Upon termination of Mr. Mironov without cause, or upon his resignation for good reason, the Company shall pay or provide to Mr. Mironov severance pay equal to his then current monthly base salary for twelve months from the date of termination, during which time Mr. Mironov shall continue to receive all employee benefits and employee benefit plans as described in the Mironov Employment Agreement. As a full-time employee of the Company, Mr. Mironov will be eligible to participate in all of the Company’s benefit programs.

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Benathen Employment Agreement

On February 4, 2021, Mr. Benathen, the Chief Financial Officer, entered into an Employment Agreement (the “Benathen Employment Agreement”) with the Company. The Benathen Employment Agreement is for an indefinite term and may be terminated with or without cause. Pursuant to the Benathen Employment Agreement, Mr. Benathen will receive an annual base salary of $325,000 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board, with a target amount of 40% of the base salary. To induce Mr. Benathen to enter into the Benathen Employment Agreement, Mr. Benathen was granted a signing bonus of 15,000 restricted stock units of the Company’s Common Stock. The restricted stock units vest in accordance with the following: (i) 3,750 of the restricted stock units vested on February 4, 2021 (ii) 3,750 restricted stock units vested on February 4, 2022 (iii) 3,750 restricted stock units vesting on February 4, 2023 and (iv) 3,750 restricted stock units vesting on February 4, 2024. In addition to the restricted stock units, Mr. Benathen received stock options to purchase up to 200,000 shares of the Company’s Common Stock. The stock options shall vest in equal monthly tranches, based on the passage of time, over 36 months.

Upon termination of Mr. Benathen without cause, the Company shall pay or provide to Mr. Benathen severance pay equal to his then current monthly base salary for six months from the date of termination, during which time Mr. Benathen shall continue to receive all employee benefits and employee benefit plans as described in the Employment Agreement. As a full-time employee of the Company, Mr. Benathen will be eligible to participate in all of the Company’s benefit programs.

On January 27, 2022, Mr. Benathen and the Company entered into an amendment to the Benathen Employment Agreement, pursuant to which Mr. Benathen will receive long-term incentive awards of 75,000 restricted stock units with 25,000 of the restricted stock units vesting on the grant date and the first and second anniversaries of the grant date and 250,000 performance share units. The performance share units vest upon the achievement of: (1) key revenue and EBITDA milestones and (2) share price appreciation milestones throughout a five-year performance period. Unvested awards are forfeited in the event of a departure from the Company for any reason, except that in the event of a Change of Control, as defined in the Benathen Employment Agreement, 100% of the awards vest immediately.

Outstanding Equity Awards at Fiscal Year End

Listed below is information with respect to equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2021:

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) (1)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price	Option Expirat- ion	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#) (1)		($)
Justin Schreiber	-	-	-	-	-		-
Alex Mironov	37,037	162,963	14.04	6/10/2026	300,000	(2)	4,212,000
Marc Benathen	61,111	138,889	21.02	2/04/2031	11,250		236,475

(1)

Mr. Mironov’s performance-based grant of up to 300,000 restricted shares will vest subject to his sourcing, and material contribution to, the consummation of pharmaceutical deals, as set forth in more detail in his Employment Agreement. Mr. Mironov’s stock options have a term of five years and shall vest in equal monthly tranches, over 36 months, beginning on the June 10, 2021.

Mr. Benathen’s restricted stock units vest as follows: (i) 3,750 of the restricted stock units vested on February 4, 2021, (ii) 3,750 restricted stock units vest on February 4, 2022 (iii) 3,750 restricted stock units vest on February 4, 2023 and (iv) 3,750 restricted stock units vest on February 4, 2024. Mr. Benathen’s stock options vest in equal monthly tranches, over 36 months, beginning on February 4, 2021.

(2)	Performance-based restricted stock is valued at the target award level.

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DIRECTOR COMPENSATION

Bhatia Director Agreement and Consulting Agreement

In connection Mr. Bhatia’s appointment to the Board, the Company and Mr. Bhatia entered into a director agreement, whereby, as compensation for his services as a member of the Board, Mr. Bhatia shall receive a one-time grant of eight thousand (8,000) restricted stock units of the Company, vesting quarterly beginning on September 30, 2021, pursuant to the 2020 Plan.

On September 8, 2021, the Company and Mr. Bhatia also entered into a consulting agreement, whereby Mr. Bhatia will assist the Company with its capital markets strategy, business development initiatives and growth strategy for a term of one year. Pursuant to the consulting agreement, Mr. Bhatia received a stock option to purchase 100,000 shares of the Company’s common stock, par value $0.01 per share, with an exercise price of $7.07 per share.

DiTrolio Director Agreement

On September 21, 2021, the Company and Mr. DiTrolio entered into a renewed director agreement, whereby, as compensation for his services as a member of the Board, Mr. DiTrolio shall receive 8,000 restricted stock units, vesting quarterly beginning on September 30, 2021.

Simon Director Agreement

On July 30, 2021, the Company and Roberto Simon entered into the renewed director agreement whereby, as compensation for his ongoing services as a member of the Board and as Chairman of the Audit Committee, Mr. Simon received a grant of ten thousand (10,000) restricted stock units of the Company, vesting quarterly beginning September 30, 2021, pursuant to the 2020 Plan. Additionally, Mr. Simon shall be paid $6,000 per quarter, as compensation for his services as a member of the Board and Chairman of the Audit Committee.

Strawn Director Agreement

On September 7, 2021, the Company and Mr. Strawn entered into a renewed director agreement, whereby, as compensation for his ongoing services as a member of the Board and as Chairman of the Compensation and Nominating Committees, Mr. Strawn received a grant of ten thousand (10,000) restricted stock units of the Company, vesting quarterly beginning September 30, 2021, pursuant to the 2020 Plan. Additionally, Mr. Strawn shall be paid $6,000 per quarter, as compensation for his services as a member of the Board and Chairman of the Compensation and Nominating Committees.

Velge Director Agreement

On December 30, 2021, the Company and Mr. Velge entered into a renewed director agreement, whereby, as compensation for his services as a member of the Board, Mr. Velge shall receive 8,000 restricted stock units, vesting quarterly as follows: (i) 4,000 restricted stock units for the first two quarters of service vesting on December 31, 2021, (ii) 2,000 restricted stock units for the third quarter of service vesting on March 31, 2022, and (iii) the final 2,000 restricted stock units vesting on June 16, 2022.

Mariano Director Agreement

On September 20, 2021, the Company and Dr. Mariano entered into a renewed director agreement, whereby, as compensation for her services as a member of the Board, Dr. Mariano shall receive 8,000 restricted stock units, vesting quarterly beginning on September 30, 2021.

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The following Director Compensation Table sets forth information concerning compensation for services rendered by our non-employee directors for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Naveen Bhatia (2)	-	56,560	683,253	739,813
Dr. Joseph V. DiTrolio, M.D.	-	57,760	-	57,760
Roberto Simon	24,000	98,100	-	122,100
John R. Strawn, Jr.	24,000	74,000	-	98,000
Bertrand Velge	-	32,400	57,826	90,226
Happy Walters (3)	-	-	-	-
Dr. Eleanor C. Mariano (4)	-	13,640	-	13,640

(1)	Amounts reflect the aggregate grant date fair value of restricted stock units and stock options, computed in accordance with the provisions of ASC Topic 718, Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting, settlement or exercise of the stock option and/or stock award. The assumptions that we used to calculate these amounts are discussed in Note 2 to our audited consolidated financial statements for the fiscal year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on March 7, 2022.
(2)	Naveen Bhatia was appointed as a member of the board of directors on September 8, 2021.
(3)	Happy Walters resigned from his position as a member of the board of directors on September 8, 2021.
(4)	Dr. Eleanor C. Mariano resigned from her position as a member of the board of directors on November 8, 2021.

The table below sets forth the stock options outstanding for each of our non-employee directors as of December 31, 2021:

Name	Aggregate Number of Option Awards Outstanding at December 31, 2021	Aggregate Number of Stock Awards Outstanding at December 31, 2021
Naveen Bhatia	100,000	4,000
Dr. Joseph V. DiTrolio, M.D.	185,400	4,000
Roberto Simon	-	5,000
John R. Strawn, Jr.	20,000	5,000
Bertrand Velge	20,000	4,000
Dr. Eleanor C. Mariano	-	-

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of April 25, 2022, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our directors and named executive officers and (iii) all of our directors and named executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of April 25, 2022, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of April 25, 2022 when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 30,899,469 shares of common stock outstanding as of April 25, 2022. Unless otherwise indicated, the address of each of the stockholders listed below is: c/o LifeMD, Inc., 236 Fifth Avenue, Suite 400, New York, NY 10001.

Security Ownership of Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent (1)
Justin Schreiber (2)	2,561,371	8.29%
Marc Benathen (3)	106,528	* %
Stefan Galluppi (4)	1,649,800	5.34%
Roberto Simon (5)	30,000	* %
John R. Strawn (6)	350,347	1.13%
Bertrand Velge (7)	809,666	2.62%
Joseph DiTrolio, M.D. (8)	205,900	* %
Naveen Bhatia (9)	123,793	* %
Directors & Executive Officers as a Group (8 persons)	5,837,405	18.89%

(1)	Percentage of ownership is based on 30,899,469 common shares outstanding as of April 25, 2022.

(2)	Consists of 2,561,371 common shares held by JOJ Holdings, LLC. Mr. Schreiber has sole voting and dispositive power over all shares held of record by JOJ Holdings, LLC.

(3)	Consists of (i) 28,750 common shares outstanding and (ii) 77,778 common shares issuable upon exercise of a stock option.

(4)	Consists of 1,649,800 common shares held by American Nutra Tech, LLC, a company that Mr. Galluppi has sole voting and dispositive power.

(5)	Consists of (i) 20,000 common shares outstanding and (ii) 10,000 restricted stock units which will vest within 60 days of April 25, 2022.

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(6)	Consists of (i) 467 common shares held by John Strawn, Jr., (ii) 60,000 common shares held by Strawn Pickens LLP over which Mr. Strawn has shared voting and dispositive power, (iii) 259,880 common shares held by Mr. Strawn, (iv) 20,000 common shares issuable upon exercise of outstanding options at a price $1.75 and (v) 10,000 restricted stock units which will vest within 60 days of April 25, 2022.

(7)	Consists of (i) 781,666 common shares outstanding (ii) 20,000 common shares issuable upon exercise of outstanding options at a prices ranging from $1.15 to $11.98 per share and (iii) 8,000 restricted stock units which will vest within 60 days of April 25, 2022.

(8)	Consists of (i) 12,500 common shares, (ii) 140,400 ordinary shares issuable upon exercise of outstanding options at a price of $1.00 per share, (iii) 20,000 ordinary shares issuable upon exercise of outstanding options at a price of $1.75 per share, (iv) 25,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share and (v) 8,000 restricted stock units pursuant to the LifeMD, Inc. Equity and Incentive Plan.

(9)	Consists of (i) 96,349 common shares held, (ii) 19,444 common shares issuable upon exercise of a stock option and (iii) 8,000 restricted stock units pursuant to the LifeMD, Inc. 2020 Equity and Incentive Plan.

*	Less than 1%

Changes in Control

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2021 with respect to our compensation plans under which equity securities may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column)

Equity compensation plans approved by security holders(1)	2,516,750	$9.82	633,250
Equity compensation plans not approved by security holders(2)	745,000	$12.98	N/A
Total	3,261,750	$10.54	633,250

(1)	The 2020 Equity and Incentive Plan (the “2020 Plan”) is administered by the Compensation Committee. As of December 31, 2021, total authorization under the 2020 Plan was 3,150,000 shares, excluding the 1,500,000 share increase in Proposal 2. Under the 2020 Plan, we may grant stock options, restricted stock, stock appreciation rights, restricted stock units, performance units, performance shares and other stock based awards. As of December 31, 2021, 2,063,500 options and 453,250 restricted stock units were outstanding under the 2020 Plan. As of April 25, 2022 2,023,198 options and 862,500 restricted stock units were outstanding under the 2020 Plan.
(2)	Includes stock awards and options issued as inducement awards to newly hired employees, in accordance with the exemption from stockholder approval provided for such grants under Nasdaq Rule 5635(c).

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Certain Relationships and Related Transactions

Policies and Procedures for Transactions with Related Persons

Except as set out below, as of December 31, 2021, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end (each, a “Related Party Transaction”) for the last two completed fiscal years, and in which any of the following persons (each, a “Related Party”) had or will have a direct or indirect material interest:

●	any executive officer, director, or nominee for election as director of the Company;
●	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
●	any promoters and control persons; and
●	any member of the immediate family (including any child, parent, sibling, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and stepchildren and stepparents, and any person sharing the household of such person (other than a tenant or an employee)) of any of the foregoing persons.

Before entering into a Related Party Transaction, the Related Party (if the Related Party is an immediate family member of an executive officer or director of the Company, then such executive or director) shall notify the Company’s General Counsel or Deputy General Counsel of the facts and circumstances of the proposed transaction. The General Counsel shall report the Related Party Transaction, together with a summary of the material facts and circumstances, to the Board for consideration at either the next scheduled Board meeting, or the next meeting of the Audit Committee of the Board, or sooner, if deemed necessary by the General Counsel.

The Board or Audit Committee shall review all of the relevant facts and circumstances of the proposed Related Party Transaction and either approve or disapprove it. In determining whether to approve or ratify a Related Party Transaction, the Board or Audit Committee shall consider, among other factors it may deem appropriate, the following:

(i) whether the Related Party Transaction was undertaken in the ordinary course of business of the Company;

(ii) whether the Related Party Transaction was initiated by the Company, a subsidiary or affiliate, or the Related Party;

(iii) whether the Related Party Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

(iv) the availability of equivalent goods or services to those included in the Related Party Transaction;

(v) the purpose of, and the potential benefits to the Company of, the Related Party Transaction;

(vi) the approximate dollar value of the amount involved in the Related Party Transaction;

(vii) the Related Party’s interest, financial or otherwise, in the Related Party Transaction; and

(viii) any other information relating to the Related Party Transaction or the Related Party that would be material to investors in light of the circumstances of the transaction.

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If the Company becomes aware of a Related Party Transaction that has not been approved under the Company’s Related Party Transactions Policy (the “Policy”), such a transaction shall be reviewed in accordance with the procedures set forth in the Policy and, if the Board or Audit Committee determines that the transaction is appropriate, ratified at the Board’s or Audit Committee’s regularly scheduled meeting. In any circumstances in which the Board or Audit Committee does not ratify a Related Party Transaction that has been executed without pre-approval pursuant to the Policy, the Board or Audit Committee may (if possible) direct additional actions, including immediate discontinuation or rescission of the transaction, or modification of the transaction to make it acceptable for ratification.

Blue Horizon Consulting Agreement

On May 31, 2019 (the “Effective Date”), the Company entered into a Consulting Agreement with Blue Horizon Consulting, LLC, a Puerto Rico limited liability company (“Blue Horizon”) wholly owned by Mr. Happy Walters, to assist with development of the Company’s telemedicine business, for an initial term of 3 years (the “Blue Horizon Consulting Agreement”). Effective June 10, 2019, Mr. Walters was appointed as a member of the Board.

On September 29, 2020, the parties entered into an amendment to the Blue Horizon Consulting Agreement (the “Blue Horizon Amended Consulting Agreement”) primarily to change the compensation for services provided by Blue Horizon, retroactive to the Effective Date. Pursuant to the Blue Horizon Amended Consulting Agreement, Blue Horizon may receive an aggregate of up to 2,000,000 million shares of the Company’s common stock, subject to adjustment, upon the Company reaching certain revenue milestones as set forth therein. On October 16, 2020, the Company issued 800,000 shares of the Company’s restricted common stock to Blue Horizon, by virtue of the Company’s attainment of specified revenue targets, pursuant to the Amended Consulting Agreement. On February 24, 2021, the Company issued 1,200,000 shares of the Company’s restricted common stock to Blue Horizon, by virtue of the Company’s achievement of all remaining specified revenue targets, pursuant to the Amended Consulting Agreement. As a result of the Blue Horizon Amended Consulting Agreement, the Company recorded stock compensation expense of $15,900,000 during the year ended December 31, 2020, representing the fair value of the 2,000,000 shares of common stock earned under the Amended Consulting Agreement during the year. No further issuances are due pursuant to the Consulting Agreement. Mr. Walters resigned from the Board on September 8, 2021.

JLS Ventures Lease

In 2020 and 2021, LifeMD PR leased office space in Puerto Rico from JLS Ventures, LLC (“JLS Ventures”), an entity wholly owned by the Company’s Chief Executive Officer. The Company paid JLS Ventures $78,750 and $45,000 for the years ended December 31, 2021 and 2020, respectively. The office space is currently subleased from Fried LLC and incurs expense of approximately $3,000 per month.

BV Global Fulfillment

During the year ended December 31, 2021, LifeMD PR utilized BV Global Fulfillment (“BV Global”), owned by the father of the Company’s Chief Executive Officer, to warehouse a portion of the Company’s finished goods inventory and for fulfillment services. The Company pays a monthly fee of $13,000 to $16,000 for fulfillment services and reimburses BV Global for their direct costs associated with shipping the Company’s products. The Company reimbursed BV Global a total of $1,784,679 and $819,617 for fulfillment services during the years ended December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company owed BV Global $61,824 and $58,943, respectively. On December 31, 2021, the Company entered into an Asset Purchase Agreement with BV Global and the owner, the father of the Company’s Chief Executive Officer (the “Owner”), whereby BV Global and the Owner agreed to sell to the Company certain purchased assets of BV Global in exchange for approximately $9 thousand.

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AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021, with the Company’s independent auditors, Friedman LLP (“Friedman”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Friedman the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Friedman required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Friedman its independence.

Based on these reviews and discussions with our independent registered public accounting firm, Friedman LLP, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Roberto Simon – Chairman of the Committee

John R. Strawn, Jr.

Bertrand Velge

Audit Fees and Services

On September 28, 2020, we dismissed BF Borgers CPA P.C. (“BF”) as the Company’s independent registered public accounting firm, effective as of such date, in order to engage a larger firm. The decision to dismiss BF as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.

During the period from January 1, 2020 to September 28, 2020, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with BF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF, would have caused BF to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. BF is in agreement with the foregoing disclosures.

On September 28, 2020, the Audit Committee engaged Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Friedman was also engaged as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

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Friedman’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table sets forth the fees billed to the Company for professional services rendered by Friedman and BF, respectively, for each of the years ended December 31, 2021 and 2020:

	Friedman		BF
Services	2021	2020	2021	2020
Audit Fees (1)	$246,750	$192,500	$-	$-
Audit-related Fees(2)	105,000	-	-	-
Tax Fees (3)	-	-	-	-
All Other Fees (4)	-	-	-	-
Total Fees	$351,750	$192,500	$-	$-

(1)	“Audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods.

(2)	“Audit-related fees” are fees billed for services related to the audit of the Company’s consolidated financial statements and are not included in “Audit fees”. These services include audit procedures and the firm’s consent related to the Company’s registration statements filed with the SEC during the year ended December 31, 2021.

(3)	“Tax fees” are fees billed, or to be billed, by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” are fees billed for administrative services of our auditor’s firm.

Pre-Approval Policies and Procedures

Our Board preapproves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Board before the respective services were rendered. Our Board has considered the nature and amount of fees billed by Friedman and believes that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

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Proposal 2: TO APPROVE AN AMENDMENT TO THE 2020 PLAN

On April 25, 2022, the Board approved, subject to stockholder approval, an amendment to the 2020 Plan to increase the maximum number of shares of common stock available for issuance under the 2020 Plan by 1,500,000 shares.

Currently, the maximum number of shares of common stock available for issuance under the 2020 Plan equals 3,300,000 shares, the sum of:

i.	3,000,000 (the “Baseline Amount”); plus

ii.	an annual increase, to be added on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares (the “Annual Increase”).

As of December 31, 2021, 2,063,500 options and 453,250 restricted stock units were outstanding under the 2020 Plan. As of April 25, 2022 2,023,198 options and 862,500 restricted stock units were outstanding under the 2020 Plan.

As of April 25, 2022, 30,899,469 shares of the Company’s common stock are issued and outstanding. As such, the Annual Increase in future years is not expected to exceed 150,000 shares (or approximately 0.5% of the Company’s currently issued and outstanding common stock under the current terms of the 2020 Plan). The Company faces intense competition in recruiting high quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders.

The Board believes that increasing the number of shares available for issuance under the 2020 Plan by 1,500,000 shares, which will be effected by increasing the Baseline Amount from 3,000,000 to 4,500,000 shares, is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2020 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2020 Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2020 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee. In addition to our seven directors (which include our Chief Executive Officer and Chief Innovation & Marketing Officer), approximately 40 employees and approximately 3 key consultants are eligible to participate in the 2020 Plan.

Summary of 2020 Plan, as Proposed to be Amended

The following is a summary of the material terms and conditions of the 2020 Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the 2020 Plan, as amended (the “Amended 2020 Plan”), a copy of which is attached to this Proxy Statement as Annex A:

Common Stock Reserved for Issuance under the Plan. The maximum number of shares of common stock available for issuance under the Amended 2020 Plan will equal the sum of:

i.	4,500,000; plus

ii.	an annual increase, to be added on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares (the “Annual Increase”).

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Currently under the 2020 Plan, clause (i) above equals 3,000,000 and as result of the Annual Increase in January 2021 and January 2022, we currently have 3,300,000 shares available under the 2020 Plan. Accordingly, the effect of the proposed amendment to the 2020 Plan will be to increase the shares available for issuance under 2020 Plan by 1,500,000 shares or an aggregate of 4,800,000 shares. The shares available under the amended plan will continue to be subject to the Annual Increase of 150,000 shares in January of each year.

Plan Highlights

The essential features of our Amended 2020 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our Amended 2020 Plan, which is appended to this Information Statement as Annex A.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the Amended 2020 Plan) of the Common Stock on the Grant Day (as defined in the Amended 2020 Plan). In the event that the recipient is a Ten Percent Owner (as defined in the Amended 2020 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company on the Grant Day.

(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted. As of April 25, 2022, the closing price of a share of Common Stock on Nasdaq was $2.60.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(v)	Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

(vi)	Incentive Options may not be issued in an amount or manner where the aggregate amount of Incentive Options that become exercisable for the first time in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.To the extent that any Incentive Option would exceed this limit, it will be treated as a Non-qualified Option.

Awards of Restricted Stock are subject to the following conditions:

(i)	The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the Amended 2020 Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii)	Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii)	Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the Amended 2020 Plan or in the Award Agreement (as defined in the Amended 2020 Plan).

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Upon a Termination Event (as defined in the Amended 2020 Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the Amended 2020 Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the Amended 2020 Plan).

Purpose

The objective of the Amended 2020 Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The Amended 2020 Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Amended 2020 Plan, the grant to any particular employee is subject to the discretion of the Compensation Committee of the Board, comprised of not less than two directors (such body that administers the Amended 2020 Plan, the “Committee”).

The maximum number of Shares reserved and available for issuance under the Plan shall be 4,500,000 shares, subject to adjustment and the following sentence regarding the annual increase. The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the Amended 2020 Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the Amended 2020 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will be determined by the Compensation Committee or a committee of the Board (the “Committee”) and at this time, no grants have been determined or awarded.

Administration

The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

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The Committee shall have the authority and power:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Amended 2020 Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)	to determine and, subject to the Amended 2020 Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Amended 2020 Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)	subject to any restrictions imposed under the Amended 2020 Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Amended 2020 Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Amended 2020 Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Amended 2020 Plan; to decide all disputes arising in connection with the Amended 2020 Plan; and to otherwise supervise the administration of the Amended 2020 Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our Amended 2020 Plan and to such other terms and conditions consistent with our Amended 2020 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our Amended 2020 Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Common Stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the Amended 2020 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Amended 2020 Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

Amendment and Termination

The Board may, at any time, amend or discontinue the Amended 2020 Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Amended 2020 Plan are qualified under Section 422 of the Code or otherwise, Amended 2020 Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the Amended 2020 Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our Amended 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the Amended 2020 Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §§ 83 and 423, depending on how same are granted. Generally, no federal income tax is payable by a participant upon the grant of an incentive stock option and no deduction is allowed to be taken by the Company. The grant of a non-qualified stock option does result in the recognition of taxable income when the option is granted. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

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Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture.” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the Amended 2020 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Dissenters’ Rights

Under the Delaware Revised Statutes, the Stockholders are not entitled to dissenters’ rights with respect to the Amended 2020 Plan, and the Company will not independently provide Stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares of Voting Securities representing a majority of the votes cast at the virtual meeting electronically or by proxy is required for the approval of the proposed amendment to the Amended 2020 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the Amended 2020 Plan by 1,500,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal. If the affirmative vote of the holders of shares of Voting Securities representing a majority of the votes cast at the virtual meeting electronically or by proxy in favor of approving the proposed amendment to the 2020 Plan is not obtained, the 2020 Plan will continue to operate according to the terms of the 2020 Plan, without respect to the proposed amendment.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the proposed amendment to the 2020 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares.

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Proposal 3: RatifICATION OF the Selection of Friedman LLP as LifeMD’S Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The Audit Committee of our Board of Directors has selected the firm of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Friedman LLP has served as our independent registered public accounting firm since the fiscal year ended December 31, 2020. Although stockholder ratification of the selection of Friedman LLP is not required by law or Nasdaq rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

A representative of Friedman LLP is expected to attend the 2022 Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Friedman LLP is not ratified by the stockholders, the Audit Committee will take the vote into consideration but retains the discretion to appoint Friedman LLP or a different independent auditor at any time if it determines that such a change is in the interests of the Company.

Vote Required

The affirmative vote of the holders of Voting Securities representing a majority of the votes cast is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS LIFEMD’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Stockholder Proposals and Nominees

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 236 Fifth Avenue, Suite 400, New York, NY 10001, Attention: Chief Legal Officer, in writing not later than December 30, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, must provide notice to the Company of such a proposal for the 2023 Annual Meeting of Stockholders no later than the close of business on March 17, 2023. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

To comply with the SEC’s recently adopted universal proxy rules (which rules will be effective for the 2023 Annual Meeting), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2023 Annual Meeting must provide notice to the Company that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act no later than April 17, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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Annex A

LIFEMD, INC.

AMENDED AND RESTATED

2020 EQUITY AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the LIFEMD, INC. AMENDED AND RESTATED 2020 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage, retain and enable the officers, employees, directors, Consultants and other key persons of LIFEMD, INC., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 10(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 9.

“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Stock Appreciation Right” or “SAR” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be ~~3,000,000~~ 4,500,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1 of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 200,000 Shares may be issued pursuant to Incentive Stock Options. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Delaware and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine –

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Certain Awards. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 10) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 10(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Section 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Section 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 10 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 10 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan was originally adopted ~~shall become effective upon adoption~~ by the Board on September 19, 2020 and ~~shall be~~ became effective when approved by stockholders ~~in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter~~ on November 17, 2020. ~~If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.~~ On April 24, 2021, the Board approved an amendment to this Plan, pursuant to which the Share Reserve was increased from 1,500,000 Shares to 3,000,000 Shares (the “Amendment”). The Amendment was approved by stockholders on June 24, 2021. The amendments to this Plan made under this LifeMD, Inc. Amended and Restated 2020 Equity and Incentive Plan were approved by the Board on April 25, 2022 and shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on June 16, 2022, and such amendments shall be effective as of the date of such shareholder approval. No grants of Stock Options and other Awards may be made hereunder after ~~the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan~~ September 19, 2030, unless and until an extension is approved by the ~~Company’s~~ stockholders~~, whichever is earlier~~ of the Company.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Delaware as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

LIFEMD, INC.
236 FIFTH AVENUE, 4TH FLOOR
NEW YORK, NY 10001

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on June 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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D85341-P74388

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIFEMD, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Justin Schreiber
02) Stefan Galluppi
03) John Strawn
04) Naveen Bhatia
05) Roberto Simon
06) Bertrand Velge
07) Joseph DiTrolio

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D85342-P74388

LIFEMD INC.
Annual Meeting of Stockholders
June 16, 2022 12:00 PM EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints each of Justin Schreiber, Chief Executive Officer of LifeMD Inc., and Eric Yecies, General Counsel of LifeMD, Inc., and any others they may name to take their place, as Proxies with full power of substitution to vote all the shares of Voting Securities which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders on June 16, 2022, at 12:00 PM EDT to be held live via webcast at www.virtualshareholdermeeting.com/LFMD2022, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the persons named as Proxies are authorized to vote on any other business that may properly come before the 2022 Annual Meeting of Stockholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side